Fidelity Advisor® Multi-Asset Income Fund

Class/Ticker

Fidelity® Multi-Asset Income Fund/FMSDX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

March 23, 2018

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated March 23, 2018 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:
Fidelity Advisor® Multi-Asset Income Fund
/Fidelity® Multi-Asset Income Fund

Investment Objective

The fund seeks to provide a combination of income and capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.56%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.57%
Acquired fund fees and expenses(b)	0.01%
Total annual operating expenses	1.14%
Fee waiver and/or expense reimbursement(c)	0.28%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.86%

(a)  Based on estimated amounts for the current fiscal year.

(b)  Acquired fund fees and expenses based on estimated amounts for the current fiscal year.

(c)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.85% (the Expense Cap). If at any time during the fiscal year the fund's expenses fall below the Expense Cap, FMR reserves the right to recoup prior reimbursed expenses up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through February 29, 2020 and may not be terminated by FMR before that date. FMR may extend this arrangement in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$88
3 years	$308
5 years	$574
10 years	$1,337

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 299% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing primarily in income producing securities of all types.
  Allocating the fund's assets among equity and debt securities, including common and preferred stock, investment-grade debt securities, lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), floating rate securities, and convertible securities.
  Investing in domestic and foreign issuers.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, its issuer's potential for success, and the credit, currency, and economic risks of the security and its issuer to select investments.
  Adjusting allocation among asset classes to take advantage of short-term market opportunities and strategic, longer-term opportunities.

Principal Investment Risks

  Asset Allocation Risk.  If the fund's asset allocation strategy does not work as intended, the fund may not achieve its objective.
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Impairment of Collateral.  A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.
  Floating Rate Loan Trading.  A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value. Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.
  Floating Rate Loan Liquidity.  Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and can limit the potential for gains when the credit quality of the issuer improves.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities, including floating rate loans, and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of Class I shares from year to year and compares the performance of Class I shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. Although the indexes have characteristics relevant to the fund's investment strategies, the fund’s composite index provides information that may be helpful in understanding the fund’s risk profile, and does not necessarily reflect how the fund will implement its investment strategy. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information for Class I.

Performance history will be available at www.fidelity.com for Fidelity® Multi-Asset Income Fund, a class of shares of Fidelity Advisor® Multi-Asset Income Fund, after the class has been in operation for one calendar year.

Year-by-Year Returns*

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.06%	September 30, 2016
Lowest Quarter Return	(0.03)%	December 31, 2016

* The returns shown above are for Class I, which is not offered through this prospectus. Fidelity® Multi-Asset Income Fund, a class of shares of Fidelity Advisor® Multi-Asset Income Fund would have substantially similar annual returns to Class I because the classes are invested in the same portfolio of securities. Fidelity® Multi-Asset Income Fund's returns would differ from Class I's returns to the extent that the classes do not have the same expenses.

Average Annual Returns*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class I are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2017	Past 1 year	Life of class(a)
Class I
Return Before Taxes	6.20%	7.50%
Return After Taxes on Distributions	5.00%	5.26%
Return After Taxes on Distributions and Sale of Fund Shares	3.63%	4.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.62%
S&P 500/Bloomberg Barclays U.S. Aggregate Bond 50/50 Index (reflects no deduction for fees, expenses, or taxes)	12.37%	9.84%

* The returns shown above are for Class I, which is not offered through this prospectus. Fidelity® Multi-Asset Income Fund, a class of shares of Fidelity Advisor® Multi-Asset Income Fund would have substantially similar annual returns to Class I because the classes are invested in the same portfolio of securities. Fidelity® Multi-Asset Income Fund's returns would differ from Class I's returns to the extent that the classes do not have the same expenses.

(a)  From September 9, 2015.

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Adam Kramer (lead portfolio manager) has managed the fund since September 2015.

Ford O'Neil (co-manager) has managed the fund since September 2015.

Ramona Persaud (co-manager) has managed the fund since September 2017.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity® Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity® Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Advisor, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2018 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

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